UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2009

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23265	94-3267443
(Commission File Number)	(IRS Employer ID Number)

1700 Perimeter Park Drive, Morrisville, North Carolina 27560
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 18, 2009, Salix Pharmaceuticals, Ltd. issued a press release announcing the pricing of the offering of the Shares (as defined below). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On November 18, 2009, Salix entered into an Underwriting Agreement (the “Underwriting Agreement”) with Jefferies & Company, Inc. (the “Underwriter”), that provides for the issuance and sale by Salix, and the purchase by the Underwriter, of 5,500,000 shares of Salix common stock (the “Firm Shares”). The Underwriter is offering the Firm Shares at an initial offering price to the public of $21.00 per share. Under the terms of the Underwriting Agreement, the Underwriter has an option, exercisable for 30 days, to purchase up to an additional 825,000 shares of Salix common stock to cover over-allotments, if any (the “Option Shares” and together with the Firm Shares, the “Shares”). Salix expects to consummate the sale of the Firm Shares to the Underwriter, which is subject to the closing conditions specified in the Underwriting Agreement, no later than November 23, 2009. The foregoing is a summary description of certain terms of the Underwriting Agreement and, by its nature, is incomplete. It is qualified in its entirety by the text of the Underwriting Agreement attached as Exhibit 1.1 to this Report and incorporated herein by reference. All readers are encouraged to read the entire text of the Underwriting Agreement. The Underwriting Agreement is also filed with reference to, and is hereby made an exhibit to, the Registration Statement (as defined below).

The Shares have been registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-163151), which was declared effective on November 17, 2009.

The legal opinion of Wyrick Robbins Yates & Ponton LLP as to the validity of the Shares is attached hereto as Exhibit 5.1 and is filed with reference to, and is hereby made an exhibit to, the Registration Statement. The opinion also contains the consent of Wyrick Robbins Yates & Ponton LLP to the filing of its opinion as an exhibit to the Registration Statement, which consent is also filed with reference to, and hereby made an exhibit to, the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated November 18, 2009 by and between the Company and Jefferies & Company, Inc.

5.1	Opinion of Wyrick Robbins Yates & Ponton LLP.

99.1	Press release dated November 18, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.
Date: November 18, 2009

/S/ ADAM C. DERBYSHIRE
Adam C. Derbyshire
Executive Vice President and Chief Financial Officer

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